ESC STRATEGIC FUNDS, INC.
                       Supplement dated September 16, 1998
                        to Prospectus dated July 17, 1998


Information regarding ESC Strategic Income Fund ("Fund") in the prospectus of ESC Strategic Funds, Inc. dated July 17, 1998 ("Prospectus") is modified in its entirety to reflect the following changes in the Fund's investment policies and management.

Effective September 30, 1998, the investment policies of ESC Strategic Income Fund are changed to give the Fund the flexibility to invest up to 100% of its assets in debt instruments of U.S. and foreign issuers that are rated below investment grade - i.e., below BBB by S & P or Baa by Moody's. The Fund may invest without limit in debt securities rated as low as C by Moody's or S & P, or in unrated debt securities that are deemed of comparable quality by the Fund's Manager. The Fund may also hold securities that are in default (rated D by S&P), though such holdings are expected to be minimal. Securities rated below BBB and Baa, or securities deemed of comparable quality by the Fund's Manager, are commonly known as "junk bonds." Although such securities typically have higher yields than higher quality securities, they entail greater risks of untimely payment of principal and interest, as well as default and other risks. Effective September 30, 1998, the Fund's sole Manager is Cincinnati Asset Management, Inc. Thus, as of that date and for the reasonably foreseeable future, the Fund does not follow the Multi-Manager Strategy (see "Management Strategies" in the Prospectus).

The Fund's investment objectives continue as before. The Fund's primary investment objective is a high level of current income, with a secondary objective of total return.

Investors in ESC Strategic Income Fund should review the Prospectus descriptions of the risks of lower-rated and non-investment grade securities. (See "Risks of Lower Rated and Non-Investment Grade Securities and Sovereign Debt Obligations" and "APPENDIX - Description of Bond Ratings".)